UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

We carefully
construct our
portfolios for
the long term.

Special feature page 8

ICA The Investment Company of America® Annual report for the year ended December 31, 2015

ICA seeks to achieve long-term growth of capital and income.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.07%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

8	The journey to 140: Constructing ICA’s portfolio

Contents

1	Letter to investors
4	The value of a long-term perspective
14	Summary investment portfolio
17	Financial statements
34	Board of trustees and other officers

Fellow investors:

The U.S. economy saw incremental improvement with mixed indicators, and equity markets were reintroduced to volatility, in this case related to the economic slowdown in China and the collapse of commodities. With this backdrop, The Investment Company of America (ICA) dipped 1.44% for the 12-month period ended December 31, 2015, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of 500 widely held common stocks, returned 1.38% during the same time period.

For the 20 years ended December 31, 2015, ICA posted an average annual total return of 8.63% with distributions reinvested, compared with 8.19% by the S&P 500. Over its 82-year history, ICA had an average annual total return of 12.07% with distributions reinvested, compared with 10.78% by the S&P 500.

The global economy is a blurred picture

The underlying U.S. economy is slowly improving, although less robustly than investors might have hoped for in a normal post-recession recovery. While the unemployment rate has been cut in recent years, wages have remained stagnant. Gross domestic product increased, however, not as much as hoped.

Central bank stimulus measures continued to support markets in the U.S., Europe and Japan. The U.S. Federal Reserve raised interest rates — by 25 basis points — for the first time in seven years, setting the stage for a more normalized environment and potentially tighter monetary policy in the years ahead. The U.S. dollar rose against the euro and most other currencies.

The euro zone was challenged by high debt levels and weak growth. China’s economic slowdown rattled global stock markets in August and again in early 2016. Emerging markets stocks generally lagged their developed-market counterparts by a wide margin. Mergers-and-acquisitions activity was robust, spurred on by inexpensive financing.

The fund in review

Among sectors, strong stock selection led consumer staples, as the fund’s seventh-largest holding, Altria, rose 18.15%. Within information technology, the fund’s third-largest holding, Alphabet (formerly known as Google), increased 45.05%, helped by a value-creating split into a core search business and a research project business. The fund’s fifth-largest holding, Oracle, lost 18.77%, and 10th-largest holding, Accenture, gained 17.01%.

It was a good year for Internet retailers in general and Amazon in particular as it rose 117.78% and was among the fund’s strongest contributors. Health care stocks also benefited the fund, led by Gilead Sciences (7.35%). The fund’s largest holding, Amgen, gained 1.91%, but the ninth-largest holding, AbbVie, lost 9.47%.

The fund’s four weakest sectors were energy, industrials, utilities and materials consistent with the fall in oil and other commodities. The crude oil price fell towards $30/barrel on declining demand and an overabundance of supply. While the fund only held 6.68% of assets in this sector, stock selection was weak among energy stocks.

The fund paid investors a total of $0.62 a share in income dividends and $2.51 in long-term capital gains for the period.

The Investment Company of America	1

2015 results at a glance

Year ended December 31, 2015 (with all distributions reinvested)

	ICA	Standard & Poor’s 500
	(Class A shares)	Composite Index*
Income return	1.69%	2.13%
Capital return	–3.13	–0.75
Total return	–1.44%	1.38%

*	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2015

	Per Class A share	Payment date
Income dividends	$0.145	March 13
	0.145	June 19
	0.145	September 18
	0.185	December 18
$0.620

Capital gain distributions	$0.262	March 13
	2.250	December 18
$2.512

Expense ratios and portfolio turnover rates1

Year ended December 31, 2015

	Expense ratio	Portfolio turnover rate
ICA	0.58%	30%
Industry average[2]	1.10%	47%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2016 (unaudited). The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 12/31/15).

Looking over the horizon

Some portfolio managers in the fund remain optimistic about the U.S. economy, yet others note that risk is more prevalent than in the past year or two. For instance, the prices of commodities have fallen, and activity in the transportation and industrial sectors has declined. This could be a seasonal disappointment or something more significant.

Overall sluggishness in the U.S. economy can be due in part to weakness in other countries. If China’s economy stalls, that generally has global ramifications. While China’s economy does not drive the global economy, it certainly has a strong influence.

The Federal Reserve’s interest rate hike is a move to try and normalize monetary policy after nearly seven years of exceptional conditions following the Great Recession. Whether the Fed can continue on this course will depend on how the economy develops over the next year or so, including the potential impact of unforeseen international events.

It is still a generally constructive environment for the stock market for 2016. At this time next year we’ll have a new president and hopefully there will be more overall optimism in the economy.

Our long-term approach will not waver

We remain optimistic about continuing to identify solid companies at good valuations that we believe will prosper in the long run. We thank you for your confidence in our time-tested approach to investing and look forward to reporting to you again in six months.

2	The Investment Company of America

We invite you to read the feature, which starts on page 8 and further explains how The Investment Company of America’s portfolio is constructed, and why our approach has been consistent over time.

Cordially,

James B. Lovelace
Vice Chairman

Donald D. O’Neal
President

February 8, 2016

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Investment Company of America’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	91%	100%
■	Canada	1	—
■	Europe	6	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	—	—
■	Emerging markets	1	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	58%	62%
■	Canada	3	2
■	Europe	13	13
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	21	19
	Total	100%	100%

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2015).

The Investment Company of America	3

The value of a long-term perspective (1934–2015)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends of $27,595,819 and capital gain distributions of $55,802,079 reinvested in the years 1936 to 2015.
[4]	Includes reinvested capital gain distributions of $6,525,803, but does not reflect income dividends of $3,369,476 taken in cash.
[5]	Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

4	The Investment Company of America

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2015)*	1 year	5 years	10 years
Class A shares	-7.10%	9.38%	5.88%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.58% for Class A shares as of the prospectus dated March 1, 2016 (unaudited).

946	1947	1948	1949	1950	1951	1952	1953	1954	1955	1956	1957
1.8	2.4	2.7	2.7	3.2	3.4	3.5	3.9	4.1	5.1	5.6	6.2
57.7	58.2	58.4	63.9	76.6	90.3	101.3	101.7	158.9	199.2	220.6	194.4
1.3	1.7	1.8	1.7	1.9	2.0	2.0	2.1	2.1	2.6	2.7	3.0
40.7	39.3	37.7	39.4	45.2	51.2	55.3	53.4	80.8	98.5	106.3	90.9
3.0	4.2	4.6	4.6	4.9	4.4	3.9	3.9	4.0	3.2	2.8	2.8
(5.4)	(3.3)	(4.2)	4.8	14.9	13.4	8.3	(3.5)	52.1	22.2	8.0	(14.7)
(2.4)	0.9	0.4	9.4	19.8	17.8	12.2	0.4	56.1	25.4	10.8	(11.9)
0.98	1.10	1.08	0.96	1.01	0.93	0.81	0.85	0.88	0.86	0.80	0.76

1958	1959	1960	1961	1962	1963	1964	1965	1966	1967	1968
6.5	7.0	8.1	8.4	9.1	9.6	10.7	12.1	15.5	18.4	22.6
281.5	321.4	336.0	413.6	358.8	440.9	512.6	650.7	657.1	846.9	990.6
3.0	3.2	3.6	3.6	3.8	3.9	4.3	4.7	5.9	6.9	8.3
128.0	142.9	145.6	175.4	148.2	177.8	202.3	251.6	248.0	312.5	356.6
3.4	2.5	2.5	2.5	2.2	2.7	2.4	2.4	2.4	2.8	2.7
41.4	11.7	2.0	20.6	(15.4)	20.2	13.9	24.5	(1.4)	26.1	14.3
44.8	14.2	4.5	23.1	(13.2)	22.9	16.3	26.9	1.0	28.9	17.0
0.68	0.64	0.62	0.59	0.61	0.59	0.58	0.57	0.52	0.50	0.49

5	The Investment Company of America

The Investment Company of America	6

The Investment Company of America	7

“Each portfolio manager must understand the prospects for
individual companies, the industry dynamics, the product lineup, and the management philosophy.”

8	The Investment Company of America

The journey to 140:
Constructing ICA’s portfolio

At year-end, The Investment Company of America held 140 distinct stocks1 in its portfolio, representing all 10 sectors of the economy and a multitude of industries. About 91% of the holdings were U.S.-based companies, with the remaining stocks representing 13 other countries. How did the investment professionals of ICA build from a blank slate to the ultimate total of 140 stocks1?

The managers of the fund

While the building blocks of ICA are companies’ stocks, the architects are its portfolio managers and investment research analysts. The seven portfolio managers on ICA have a median 29 years2 of investment experience and bring a wide variety of backgrounds and interests. In the multiple manager method known as The Capital System,SM each portfolio manager can select his or her highest conviction investment ideas to create an individual portfolio of stocks. Investment analysts also can incorporate their best ideas by investing in stocks in the research portfolio (RP), which comprised approximately 24% of ICA’s assets at year-end. Those eight individual portfolios are then combined to create the overall portfolio for ICA. This results in a fund focused only on high convictions, and that also has broad diversification and a history of low volatility.

Fund President Don O’Neal and Principal Investment Officer Jim Lovelace, each with 24 years on the fund — work together on ICA’s mix of portfolio managers. “We put a lot of thought into the lineup for ICA,” says Don. “We ensure there are diverse points of view and investment styles, and a mix of veteran and up-and-coming portfolio managers, to provide a very consistent approach over the long run for our investors.”

Each portfolio manager must understand the prospects for individual companies, the industry dynamics, the product lineup, and the management philosophy. All of ICA’s portfolio managers honed those skills through years of prior experience as an investment analyst, conducting industry and company research at a fundamental level. Their area of research focus can inform the types of investments they prefer, however, portfolio managers are free to pursue the most promising opportunities, regardless of industry, while keeping within the fund’s objectives.

At the beginning of his career, Jim was a consumer products analyst, and consumer products stocks have been the foundation of his portfolios throughout his career. Don covered chemicals, environmental service and aerospace & defense. While he brings a deep understanding of what drives those businesses, Don often focuses on other areas and relies on our own analysts to bring forward the latest, most fresh research.

Chris Buchbinder

•	20 years of investment experience, all with Capital Group

•	9 years on ICA

•	Based in San Francisco

•	34 holdings

Barry Crosthwaite

•	20 years of investment experience, all with Capital Group

•	3 years on ICA

•	Based in San Francisco

•	42 holdings

The Investment Company of America	9

Joyce Gordon

•	36 years of investment experience, all with Capital Group

•	15 years on ICA

•	Based in Los Angeles

•	36 holdings

Jim Lovelace

•	34 years of investment experience, all with Capital Group

•	24 years on ICA

•	Based in Los Angeles

•	36 holdings

The importance of fundamental research

Fundamental, company-by-company research is at the core of the fund’s success, and many ideas start with the analysts who cover various industries to find what they believe are the best companies in which to invest. “For me, the research always starts with our own investment analysts,” says Don. “I consider them to be both expert analysts and good investors.”

Portfolio manager Eric Richter was also an analyst earlier in his career — covering industrials — and he finds tremendous value in the analysts’ work. “Analysts will attend our investment calls and discuss their areas of coverage,” says Eric. “I collaborate a lot with the analysts, and a large majority of individual companies I invest in are ones they recommend.”

“The role of analyst research in building a manager’s portfolio is absolutely crucial,” continues Jim. “It’s a bedrock principle of Capital’s investment approach that we dig deeply into every single company. We don’t just invest in themes or stories; we take companies apart to make sure we understand how they’re making money.” This due diligence process really has made a difference over time as evidenced by ICA’s results over more than eight decades (please see page 4).

Portfolio managers’ research efforts don’t stop when their tenure as an investment analyst ends. “I’m doing management meetings pretty continuously,” says Eric. “I spend about 50% of my work days out of the office, and a clear majority of those are on company visits with analysts.” Eric will attend both individual company site visits and conferences with several companies in attendance.

“The analysts must be well versed in every company and in what the portfolio manager is seeking for their portfolio,” says Jim. “There’s a dialogue that goes on between them that’s an important part of the process.” Not everything a portfolio manager holds, however, is an analyst recommendation. Some are held by portfolio managers alone after extensive research by the manager has revealed what they believe to be promising growth prospects.

The varying investment styles

A lot of attention is paid to having portfolio managers with different investment approaches. Some portfolio managers will tend to be more defensive in their investments, while others may hold more cyclical stocks, which are stocks that often move in tandem with the strength or weakness of the economy.

“We all have a visceral approach when it comes to identifying those things in an investment that appeal to us,” says Jim. He describes his own preference for “companies with great franchises that I can hold through many economic cycles,” sometimes for at least five years. “I stay with companies until I feel they’re overvalued or when managements lose their way. Otherwise, they might stay in my portfolio for a long time.” For instance, some of Jim’s 36 stocks3 have been held his entire 24 years2 on the fund.

Don concentrates on a company’s competitive position and the likely direction of returns and margins. He likes to get to know a company’s management, and prefers those that are good allocators of capital. He believes this generally indicates that the company is focused on returns and the interests of shareholders, not just growth.

10	The Investment Company of America

“It’s a bedrock principle of Capital’s investment approach that we dig deeply into every single company. We don’t just invest in themes or stories; we take companies apart to make sure we understand how they’re making money.”

Eric’s current 36 holdings have little exposure to consumer staples or retail but a lot to energy, health care and financials. This breakdown may, of course, change over time. As a global manager with responsibilities in two global American Funds as well, Eric also tends to have more non-U.S. stocks than other portfolio managers.

Portfolio manager Chris Buchbinder likes investments in which our research reveals there are underlying strengths that are underappreciated. These tend to be companies with low valuations, but with great potential for improved results in the future. Brad Vogt is the newest portfolio manager on the fund, but comes from a long career investing in our growth-and-income funds. He looks to invest in fundamentally strong companies with sustainable market positions and pays a lot of attention to subscription businesses with high levels of recurring revenue.

Barry Crosthwaite has 42 current holdings — more than any other portfolio manager — and likes to invest in industries that have good structures and seeks companies with underappreciated growth prospects, based partly on their track records. Portfolio manager Joyce Gordon, a dividend-focused investor with 36 years2 of investing experience, places a strong emphasis on companies that she believes can grow their dividends over time based on a variety of factors.

The research portfolio

One of the keys of ICA’s success over the years has been the research portfolio where analysts can invest in their strongest convictions. In ICA, 22 analysts across all industry sectors had 100 holdings at year-end that comprise nearly one-quarter of ICA’s total fund assets. Similar to the portfolio managers, the analysts who contribute to the research portfolio hold only their best investment ideas for the fund.

“The RP involves a dynamic process,” says Jim. “It’s tricky, because you want it to reflect convictions, but you also have to balance the views of almost two dozen people.” Balancing those analyst sentiments is investment analyst Kaitlyn Murphy who coordinates the research portfolio in addition to covering chemicals and automobile & components manufacturers. With 11 years of investing experience, Kaitlyn closely follows what analysts are doing and tests their conviction along the way.

“My overarching role is to make sure the analysts’ convictions are fully reflected in the research portfolio,” says Kaitlyn. Depending on how their holdings do and the strength of the analysts’ investment views, she may ask some of them to add or trim certain positions to ensure the RP remains an accurate representation of their best ideas.

In many instances, Kaitlyn will have to facilitate transactions by making cash available from the sale of one holding to buy another. “We want to make sure that analysts who have high convictions in stocks are able to add that stock,” says Kaitlyn. “And we’ll push back on an analyst when belief in a stock has waned, or when stocks have done so well that they’ve become outsized in the RP.” This is done to return some cash to the research portfolio in order to fund analysts’ other high-confidence stocks.

Kaitlyn Murphy

•	Research portfolio coordinator and equity investment analyst

•	11 years of investment experience, all with Capital Group*

•	Research responsibility:

U.S. chemicals and automobile & components manufacturers

•	Based in Los Angeles

•	100 holdings in the research portfolio representing 22 investment analysts

* Years of experience as of January 8, 2016.

Don O’Neal

•	31 years of investment experience, all with Capital Group

•	24 years on ICA

•	Based in San Francisco

•	37 holdings

The Investment Company of America	11

12	The Investment Company of America

The attitude among the analysts is cooperative when it comes to doing what is best for the research portfolio, leading to a team-oriented approach within the group.

The attitude among the analysts is cooperative when it comes to doing what is best for the research portfolio, leading to a team-oriented approach within the group. “Kaitlyn will do a little coaching, but ultimately, it’s each individual making the decisions for their own portfolio, such as how much to own,” explains Jim.

An analyst’s best communication tool is the portfolio of stocks the analyst holds. It’s what they feel most strongly about. “I’m just ensuring that their actions are aligned with what they’re saying, and their portfolio reflects what they think is appropriate for the fund,” says Kaitlyn.

The overall combination

“Create the portfolio that reflects your convictions. That’s the overriding goal of this system,” says Jim. The portfolio managers and investment analysts bring their talents, strengths and best ideas to the work of building the portfolio. While diversification occurs naturally among the multiple managers of The Capital System, every portfolio manager creates an appropriate level of diversification in his or her own portfolio. “You’re looking for convictions, but you’re also trying to be eclectic so that you have pretty decent diversification to handle different environments,” explains Jim.

“The conception of the RP is completely stock-by-stock,” says Kaitlyn. “But we’re always making sure we understand where we have a larger weighting and where we might have less exposure,” says Kaitlyn.

With 37 holdings, Don’s portfolio is reasonably well concentrated, but at the same time he also looks at it from the top down and asks whether the overall positions make sense to him. Over the long run, Don surmises he’s been a better investor by keeping some diversification in his portfolio.

“The reason why is, this is a tough business,” he says. “When you think you really ought to own all of this and none of that, you may be right for a little while, but situations change, and it’s helpful to have a range of intelligent investment opinions going on rather than be singularly focused on a narrow idea.”

And as you review the portfolio’s past year for The Investment Company of America, you will see this range of opinions in action. The stocks that comprise the portfolio are not thrown together ad hoc solely because of statistics or because they are in an index. The ICA portfolio is a combination of many diverse styles and ideas — carried out through fundamental hands-on research and evaluation — and carefully constructed to give you what we believe is the best potential for strong results over the long haul. ■

[1]	The number of holdings represent distinct stocks and do not include overlap, which are stocks held by more than one portfolio manager and/or the research portfolio.
[2]	Portfolio manager years of experience as of March 1, 2016.
[3]	As of December 31, 2015. The portfolio manager’s number of holdings may have changed since then.

Eric Richter

•	24 years of investment experience and has been with Capital Group for 16 years

•	8 years on ICA

•	Based in Washington D.C.

•	36 holdings

Brad Vogt

•	29 years of investment experience, all with Capital Group

•	1 year on ICA

•	Based in Washington, D.C.

•	35 holdings

The Investment Company of America	13

Summary investment portfolio December 31, 2015

Industry sector diversification	Percent of net assets

Common stocks 95.09%	Shares	Value (000)
Energy 6.68%
ConocoPhillips	19,732,699	$921,320
Halliburton Co.	14,168,576	482,298
Kinder Morgan, Inc.	28,621,000	427,025
Other securities		2,971,072
		4,801,715

Materials 3.95%
Dow Chemical Co.	10,975,000	564,993
Monsanto Co.	8,937,000	880,473
Other securities		1,392,472
		2,837,938

Industrials 11.60%
CSX Corp.	24,015,771	623,209
General Dynamics Corp.	9,669,200	1,328,161
General Electric Co.	29,165,000	908,490
Illinois Tool Works Inc.	6,550,000	607,054
Norfolk Southern Corp.	10,806,318	914,106
Union Pacific Corp.	14,909,444	1,165,919
Other securities		2,790,770
		8,337,709

Consumer discretionary 9.18%
Amazon.com, Inc.[1]	1,729,000	1,168,614
Comcast Corp., Class A	8,996,517	507,673
General Motors Co.	17,871,309	607,803
Home Depot, Inc.	7,870,000	1,040,807
Las Vegas Sands Corp.	11,000,000	482,240
Time Warner Inc.	6,957,932	449,969
Viacom Inc., Class B	12,390,760	510,004
Other securities		1,834,156
		6,601,266

Consumer staples 11.01%
Altria Group, Inc.	22,945,000	1,335,628
Coca-Cola Co.	15,744,600	676,388
ConAgra Foods, Inc.	10,910,100	459,970
Kraft Heinz Co.	6,124,722	445,635
Mead Johnson Nutrition Co.	6,498,579	513,063
Mondelez International, Inc.	9,875,000	442,795
PepsiCo, Inc.	4,420,000	441,646
Philip Morris International Inc.	19,930,019	1,752,048
Other securities		1,853,329
		7,920,502

14	The Investment Company of America

		Value
	Shares	(000)
Health care 15.92%
AbbVie Inc.	22,274,421	$1,319,537
Alexion Pharmaceuticals, Inc.[1]	3,207,000	611,735
Amgen Inc.	22,603,272	3,669,189
Gilead Sciences, Inc.	11,830,391	1,197,117
Medtronic PLC	10,025,000	771,123
Stryker Corp.	5,727,725	532,335
UnitedHealth Group Inc.	6,294,832	740,524
Other securities		2,604,761
		11,446,321

Financials 6.34%
American International Group, Inc.	15,234,000	944,051
Berkshire Hathaway Inc., Class B1	5,984,300	790,167
Other securities		2,822,257
		4,556,475

Information technology 17.44%
Accenture PLC, Class A	11,746,460	1,227,505
Alphabet Inc., Class A1	1,161,880	903,954
Alphabet Inc., Class C1	1,721,609	1,306,495
Avago Technologies Ltd.	7,061,000	1,024,904
Intel Corp.	29,526,000	1,017,171
Microsoft Corp.	17,084,100	947,826
Oracle Corp.	41,932,300	1,531,787
Texas Instruments Inc.	26,962,173	1,477,797
Western Union Co.[2]	35,700,000	639,387
Other securities		2,461,710
		12,538,536

Telecommunication services 5.51%
AT&T Inc.	25,435,334	875,230
CenturyLink, Inc.	18,267,000	459,598
Verizon Communications Inc.	53,186,795	2,458,294
Other securities		169,395
		3,962,517

Utilities 2.65%
Dominion Resources, Inc.	12,183,324	824,080
Exelon Corp.	30,030,000	833,933
Other securities		245,569
		1,903,582

Miscellaneous 4.81%
Other common stocks in initial period of acquisition		3,456,576

Total common stocks (cost: $50,263,576,000)		68,363,137

Convertible stocks 0.07%

Miscellaneous 0.07%
Other convertible stocks in initial period of acquisition		47,481

Total convertible stocks (cost: $46,806,000)		47,481

The Investment Company of America	15

Short-term securities 4.87%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.10%–0.58% due 1/8/2016–7/18/2016	$1,682,106	$1,681,365
Intel Corp. 0.40% due 2/25/2016	59,700	59,665
Other securities		1,757,378

Total short-term securities (cost: $3,498,408,000)		3,498,408

Total investment securities 100.03% (cost: $53,808,790,000)		71,909,026
Other assets less liabilities (0.03)%		(19,736)

Net assets 100.00%		$71,889,290

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $4,929,979,000, which represented 6.86% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Some securities within “Other securities” (with an aggregate value of $863,909,000, which represented 1.20% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2015 (000)
Western Union Co.	35,700,000	—	—	35,700,000	$22,134	$639,387
Avon Products, Inc.	—	23,520,341	—	23,520,341	1,920	95,257
Chesapeake Energy Corp.[3]	13,100,000	24,400,000	5,500,000	32,000,000	3,577	—
Hasbro, Inc.[3]	6,405,000	—	1,498,641	4,906,359	9,827	—
					$37,458	$734,644

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 12/31/2015.

See Notes to Financial Statements

16	The Investment Company of America

Financial statements

Statement of assets and liabilities
at December 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $53,102,695)	$71,174,382
Affiliated issuers (cost: $706,095)	734,644	$71,909,026
Cash denominated in currencies other than U.S. dollars (cost: $5,131)		5,131
Cash		9,044
Receivables for:
Sales of investments	115,700
Sales of fund’s shares	57,696
Dividends	106,687
Other	2,476	282,559
		72,205,760
Liabilities:
Payables for:
Purchases of investments	99,963
Repurchases of fund’s shares	175,554
Investment advisory services	14,709
Services provided by related parties	17,017
Trustees’ deferred compensation	7,086
Other	2,141	316,470
Net assets at December 31, 2015		$71,889,290

Net assets consist of:
Capital paid in on shares of beneficial interest		$53,053,482
Undistributed net investment income		377,600
Undistributed net realized gain		358,256
Net unrealized appreciation		18,099,952
Net assets at December 31, 2015		$71,889,290

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (2,155,462 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$54,725,058	1,639,939		$33.37
Class B	155,930	4,683		33.29
Class C	1,635,215	49,440		33.08
Class F-1	2,458,720	73,835		33.30
Class F-2	1,949,795	58,449		33.36
Class 529-A	2,132,554	64,036		33.30
Class 529-B	24,557	737		33.32
Class 529-C	474,998	14,308		33.20
Class 529-E	78,023	2,349		33.21
Class 529-F-1	60,720	1,825		33.27
Class R-1	82,589	2,492		33.15
Class R-2	636,776	19,189		33.18
Class R-2E	673	20		33.33
Class R-3	860,576	25,869		33.27
Class R-4	983,205	29,531		33.29
Class R-5E	9	—	*	33.36
Class R-5	754,668	22,624		33.36
Class R-6	4,875,224	146,136		33.36

*Amount less than one thousand.

See Notes to Financial Statements

The Investment Company of America	17

Statement of operations
for the year ended December 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $10,020; also includes $37,458 from affiliates)	$1,771,579
Interest	7,718	$1,779,297
Fees and expenses*:
Investment advisory services	178,638
Distribution services	182,646
Transfer agent services	66,438
Administrative services	14,372
Reports to shareholders	2,650
Registration statement and prospectus	1,857
Trustees’ compensation	447
Auditing and legal	1,579
Custodian	1,816
Other	2,764	453,207
Net investment income		1,326,090

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $20,843 net loss from affiliates)	5,040,451
Currency transactions	(4,968)	5,035,483
Net unrealized (depreciation) appreciation on:
Investments	(7,421,726)
Currency translations	180	(7,421,546)
Net realized gain and unrealized depreciation		(2,386,063)

Net decrease in net assets resulting from operations		$(1,059,973)

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	Year ended December 31
	2015	2014
Operations:
Net investment income	$1,326,090	$1,581,896
Net realized gain	5,035,483	7,246,568
Net unrealized depreciation	(7,421,546)	(548,284)
Net (decrease) increase in net assets resulting from operations	(1,059,973)	8,280,180

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,243,682)	(1,336,966)
Distributions from net realized gain on investments	(5,083,682)	(6,231,464)
Total dividends and distributions paid to shareholders	(6,327,364)	(7,568,430)

Net capital share transactions	3,820,897	4,823,324

Total (decrease) increase in net assets	(3,566,440)	5,535,074

Net assets:
Beginning of year	75,455,730	69,920,656
End of year (including undistributed net investment income: $377,600 and $298,582, respectively)	$71,889,290	$75,455,730

See Notes to Financial Statements

18	The Investment Company of America

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

The Investment Company of America	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment

20	The Investment Company of America

adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$4,194,841	$606,874	$—	$4,801,715
Materials	2,693,478	144,460	—	2,837,938
Industrials	8,337,709	—	—	8,337,709
Consumer discretionary	6,313,817	287,449	—	6,601,266
Consumer staples	7,606,827	313,675	—	7,920,502
Health care	10,762,267	684,054	—	11,446,321
Financials	3,773,878	782,597	—	4,556,475
Information technology	11,836,637	701,899	—	12,538,536
Telecommunication services	3,793,122	169,395	—	3,962,517
Utilities	1,903,582	—	—	1,903,582
Miscellaneous	2,217,000	1,239,576	—	3,456,576
Convertible stocks	47,481	—	—	47,481
Short-term securities	—	3,498,408	—	3,498,408
Total	$63,480,639	$8,428,387	$—	$71,909,026

*	Securities with a value of $4,929,979,000, which represented 6.86% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.

The Investment Company of America	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain

22	The Investment Company of America

investments in securities outside the U.S.; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2015, the fund reclassified $3,200,000 and $190,000 from undistributed net investment income to undistributed net realized gain and capital paid in on shares of beneficial interest, respectively, and $128,817,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$399,127
Gross unrealized appreciation on investment securities	22,337,651
Gross unrealized depreciation on investment securities	(3,893,602)
Net unrealized appreciation on investment securities	18,444,049
Cost of investment securities	53,464,977

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2015				Year ended December 31, 2014
				Total				Total
				dividends and				dividends and
	Ordinary		Long-term	distributions	Ordinary		Long-term	distributions
Share class	income		capital gains	paid	income		capital gains	paid
Class A	$964,849		$3,872,351	$4,837,200	$1,058,744		$4,835,143	$5,893,887
Class B	1,713		11,723	13,436	3,566		25,504	29,070
Class C	15,215		116,413	131,628	18,486		147,247	165,733
Class F-1	40,913		174,320	215,233	43,711		208,522	252,233
Class F-2	35,900		137,282	173,182	31,823		148,398	180,221
Class 529-A	34,966		150,267	185,233	37,776		183,803	221,579
Class 529-B	227		1,850	2,077	482		3,990	4,472
Class 529-C	4,033		33,720	37,753	4,892		41,998	46,890
Class 529-E	1,090		5,525	6,615	1,213		6,800	8,013
Class 529-F-1	1,135		4,356	5,491	1,099		4,941	6,040
Class R-1	775		5,916	6,691	968		7,735	8,703
Class R-2	6,268		45,710	51,978	7,656		59,808	67,464
Class R-2E1	2		27	29	—	[2]	2	2
Class R-3	11,961		61,045	73,006	13,698		77,606	91,304
Class R-4	16,551		69,289	85,840	17,366		82,279	99,645
Class R-5E3	—	[2]	1	1
Class R-5	15,178		53,155	68,333	16,450		67,108	83,558
Class R-6	92,906		340,732	433,638	79,036		330,580	409,616
Total	$1,243,682		$5,083,682	$6,327,364	$1,336,966		$6,231,464	$7,568,430

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2015, the investment advisory services fee was $178,638,000, which was equivalent to an annualized rate of 0.238% of average daily net assets.

The Investment Company of America	23

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia 529 is not considered a related party to the fund.

24	The Investment Company of America

For the year ended December 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution		Transfer agent		Administrative		529 plan
Share class	services		services		services		services
Class A	$132,899		$52,296		$ 5,762		Not applicable
Class B	2,222		209		Not applicable		Not applicable
Class C	17,242		1,574		866		Not applicable
Class F-1	6,369		3,018		1,276		Not applicable
Class F-2	Not applicable		2,053		948		Not applicable
Class 529-A	4,978		1,720		1,111		$1,969
Class 529-B	355		33		18		32
Class 529-C	4,959		413		251		444
Class 529-E	407		36		41		72
Class 529-F-1	—		48		31		55
Class R-1	911		91		46		Not applicable
Class R-2	5,190		2,162		348		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	4,578		1,439		459		Not applicable
Class R-4	2,536		962		508		Not applicable
Class R-5E†	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		374		398		Not applicable
Class R-6	Not applicable		10		2,309		Not applicable
Total class-specific expenses	$182,646		$66,438		$14,372		$2,572

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $447,000 in the fund’s statement of operations includes $386,000 in current fees (either paid in cash or deferred) and a net increase of $61,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Warrants

As of December 31, 2015, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2015, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the year ended December 31, 2015, or the prior fiscal year ended December 31, 2014.

The Investment Company of America	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net increase
	Sales[1]			dividends and distributions			Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2015
Class A	$3,254,687	88,779		$4,700,777	140,518		$(6,027,281)	(165,181)	$1,928,183	64,116
Class B	2,578	70		13,368	400		(151,682)	(4,122)	(135,736)	(3,652)
Class C	312,217	8,583		129,974	3,940		(412,026)	(11,321)	30,165	1,202
Class F-1	462,170	12,580		211,394	6,336		(478,800)	(13,127)	194,764	5,789
Class F-2	617,068	16,784		146,792	4,395		(372,889)	(10,255)	390,971	10,924
Class 529-A	194,197	5,307		185,157	5,549		(262,431)	(7,182)	116,923	3,674
Class 529-B	755	21		2,077	62		(23,954)	(652)	(21,122)	(569)
Class 529-C	44,579	1,223		37,744	1,140		(66,679)	(1,831)	15,644	532
Class 529-E	6,841	187		6,614	199		(9,919)	(272)	3,536	114
Class 529-F-1	12,826	351		5,491	164		(12,674)	(350)	5,643	165
Class R-1	14,057	385		6,682	202		(23,185)	(636)	(2,446)	(49)
Class R-2	140,340	3,851		51,935	1,568		(210,894)	(5,805)	(18,619)	(386)
Class R-2E	657	18		28	1		(10)	— [2]	675	19
Class R-3	186,975	5,123		72,898	2,189		(246,074)	(6,752)	13,799	560
Class R-4	214,087	5,876		85,822	2,572		(215,586)	(5,887)	84,323	2,561
Class R-5E3	10	—	[2]	—	—		—	—	10	— [2]
Class R-5	110,628	3,022		68,311	2,039		(167,879)	(4,561)	11,060	500
Class R-6	1,247,966	34,173		433,638	12,978		(478,480)	(13,237)	1,203,124	33,914
Total net increase (decrease)	$6,822,638	186,333		$6,158,702	184,252		$(9,160,443)	(251,171)	$3,820,897	119,414

Year ended December 31, 2014
Class A	$3,263,761	84,516		$5,720,607	152,396		$(6,185,028)	(160,753)	$2,799,340	76,159
Class B	5,051	131		28,895	773		(197,048)	(5,174)	(163,102)	(4,270)
Class C	287,635	7,503		163,114	4,388		(486,900)	(12,816)	(36,151)	(925)
Class F-1	619,565	16,154		247,499	6,608		(747,253)	(19,313)	119,811	3,449
Class F-2	771,196	19,780		143,257	3,816		(240,922)	(6,232)	673,531	17,364
Class 529-A	201,751	5,250		221,486	5,913		(240,042)	(6,221)	183,195	4,942
Class 529-B	1,075	28		4,472	119		(28,794)	(753)	(23,247)	(606)
Class 529-C	48,579	1,264		46,873	1,257		(62,850)	(1,636)	32,602	885
Class 529-E	7,048	183		8,010	215		(10,696)	(278)	4,362	120
Class 529-F-1	13,709	352		6,038	161		(9,096)	(236)	10,651	277
Class R-1	16,242	422		8,691	233		(18,965)	(492)	5,968	163
Class R-2	135,815	3,544		67,402	1,808		(187,138)	(4,894)	16,079	458
Class R-2E4	26	1		1	—	[2]	—	—	27	1
Class R-3	184,997	4,812		91,232	2,439		(261,582)	(6,844)	14,647	407
Class R-4	210,201	5,462		99,605	2,660		(231,203)	(5,980)	78,603	2,142
Class R-5	155,679	3,975		83,478	2,224		(280,612)	(7,349)	(41,455)	(1,150)
Class R-6	1,106,012	28,925		409,615	10,909		(367,164)	(9,521)	1,148,463	30,313
Total net increase (decrease)	$7,028,342	182,302		$7,350,275	195,919		$(9,555,293)	(248,492)	$4,823,324	129,729

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $22,432,466,000 and $21,416,737,000, respectively, during the year ended December 31, 2015.

26	The Investment Company of America

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]

Class A:
Year ended 12/31/2015	$37.08	$.66	$(1.24)	$(.58)	$(.62)	$(2.51)	$(3.13)	$33.37	(1.44)%	$54,725	.58%	1.79%
Year ended 12/31/2014	36.70	.85	3.60	4.45	(.73)	(3.34)	(4.07)	37.08	12.09	58,430	.59	2.21
Year ended 12/31/2013	30.16	.61	9.07	9.68	(.63)	(2.51)	(3.14)	36.70	32.42	55,032	.61	1.76
Year ended 12/31/2012	27.09	.60	3.61	4.21	(.72)	(.42)	(1.14)	30.16	15.60	44,501	.62	2.02
Year ended 12/31/2011	28.16	.57	(1.06)	(.49)	(.58)	—	(.58)	27.09	(1.76)	42,643	.61	2.05
Class B:
Year ended 12/31/2015	36.97	.37	(1.23)	(.86)	(.31)	(2.51)	(2.82)	33.29	(2.20)	156	1.34	1.00
Year ended 12/31/2014	36.58	.58	3.56	4.14	(.41)	(3.34)	(3.75)	36.97	11.26	308	1.34	1.52
Year ended 12/31/2013	30.06	.34	9.04	9.38	(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37	1.00
Year ended 12/31/2012	26.99	.37	3.60	3.97	(.48)	(.42)	(.90)	30.06	14.74	552	1.38	1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.35)	—	(.35)	26.99	(2.53)	838	1.38	1.27
Class C:
Year ended 12/31/2015	36.77	.36	(1.22)	(.86)	(.32)	(2.51)	(2.83)	33.08	(2.24)	1,635	1.39	.98
Year ended 12/31/2014	36.42	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.77	11.20	1,774	1.39	1.41
Year ended 12/31/2013	29.95	.33	9.00	9.33	(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41	.95
Year ended 12/31/2012	26.90	.36	3.59	3.95	(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43	1.21
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)	(.35)	—	(.35)	26.90	(2.58)	1,767	1.42	1.24
Class F-1:
Year ended 12/31/2015	37.01	.62	(1.23)	(.61)	(.59)	(2.51)	(3.10)	33.30	(1.53)	2,459	.67	1.70
Year ended 12/31/2014	36.63	.82	3.59	4.41	(.69)	(3.34)	(4.03)	37.01	12.02	2,518	.67	2.13
Year ended 12/31/2013	30.11	.58	9.06	9.64	(.61)	(2.51)	(3.12)	36.63	32.32	2,366	.68	1.68
Year ended 12/31/2012	27.04	.58	3.62	4.20	(.71)	(.42)	(1.13)	30.11	15.58	1,842	.67	1.98
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.84)	1,744	.66	2.01
Class F-2:
Year ended 12/31/2015	37.07	.72	(1.23)	(.51)	(.69)	(2.51)	(3.20)	33.36	(1.26)	1,950	.41	1.97
Year ended 12/31/2014	36.69	.90	3.62	4.52	(.80)	(3.34)	(4.14)	37.07	12.31	1,762	.39	2.32
Year ended 12/31/2013	30.15	.68	9.07	9.75	(.70)	(2.51)	(3.21)	36.69	32.69	1,107	.41	1.96
Year ended 12/31/2012	27.08	.67	3.61	4.28	(.79)	(.42)	(1.21)	30.15	15.86	770	.40	2.25
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)	(.64)	—	(.64)	27.08	(1.54)	604	.40	2.27
Class 529-A:
Year ended 12/31/2015	37.01	.62	(1.24)	(.62)	(.58)	(2.51)	(3.09)	33.30	(1.55)	2,132	.69	1.68
Year ended 12/31/2014	36.64	.81	3.58	4.39	(.68)	(3.34)	(4.02)	37.01	11.97	2,234	.69	2.10
Year ended 12/31/2013	30.11	.57	9.07	9.64	(.60)	(2.51)	(3.11)	36.64	32.32	2,030	.71	1.66
Year ended 12/31/2012	27.05	.57	3.60	4.17	(.69)	(.42)	(1.11)	30.11	15.47	1,562	.72	1.93
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)	(.56)	—	(.56)	27.05	(1.84)	1,362	.70	1.97
Class 529-B:
Year ended 12/31/2015	36.99	.32	(1.22)	(.90)	(.26)	(2.51)	(2.77)	33.32	(2.32)	24	1.47	.87
Year ended 12/31/2014	36.60	.53	3.56	4.09	(.36)	(3.34)	(3.70)	36.99	11.10	48	1.47	1.38
Year ended 12/31/2013	30.07	.30	9.04	9.34	(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50	.87
Year ended 12/31/2012	27.00	.33	3.60	3.93	(.44)	(.42)	(.86)	30.07	14.58	81	1.52	1.12
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)	(.33)	—	(.33)	27.00	(2.63)	111	1.50	1.16

See page 29 for footnotes.

The Investment Company of America	27

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

Class 529-C:
Year ended 12/31/2015	$36.90	$.33	$(1.22)	$(.89)	$(.30)	$(2.51)	$(2.81)	$33.20	(2.31)%	$475		1.46%		.91%
Year ended 12/31/2014	36.54	.51	3.58	4.09	(.39)	(3.34)	(3.73)	36.90	11.13	509		1.46		1.33
Year ended 12/31/2013	30.04	.30	9.04	9.34	(.33)	(2.51)	(2.84)	36.54	31.29	471		1.49		.88
Year ended 12/31/2012	26.99	.34	3.59	3.93	(.46)	(.42)	(.88)	30.04	14.59	372		1.50		1.14
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)	(.34)	—	(.34)	26.99	(2.62)	336		1.49		1.18
Class 529-E:
Year ended 12/31/2015	36.91	.53	(1.23)	(.70)	(.49)	(2.51)	(3.00)	33.21	(1.77)	78		.93		1.44
Year ended 12/31/2014	36.55	.71	3.58	4.29	(.59)	(3.34)	(3.93)	36.91	11.70	82		.93		1.86
Year ended 12/31/2013	30.05	.49	9.03	9.52	(.51)	(2.51)	(3.02)	36.55	31.96	77		.95		1.41
Year ended 12/31/2012	26.99	.49	3.61	4.10	(.62)	(.42)	(1.04)	30.05	15.23	61		.97		1.68
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)	(.48)	—	(.48)	26.99	(2.15)	55		.97		1.70
Class 529-F-1:
Year ended 12/31/2015	36.98	.70	(1.24)	(.54)	(.66)	(2.51)	(3.17)	33.27	(1.32)	61		.47		1.91
Year ended 12/31/2014	36.61	.89	3.59	4.48	(.77)	(3.34)	(4.11)	36.98	12.23	61		.46		2.32
Year ended 12/31/2013	30.09	.65	9.05	9.70	(.67)	(2.51)	(3.18)	36.61	32.59	51		.49		1.88
Year ended 12/31/2012	27.03	.63	3.61	4.24	(.76)	(.42)	(1.18)	30.09	15.74	37		.50		2.15
Year ended 12/31/2011	28.10	.61	(1.06)	(.45)	(.62)	—	(.62)	27.03	(1.62)	31		.49		2.19
Class R-1:
Year ended 12/31/2015	36.84	.35	(1.21)	(.86)	(.32)	(2.51)	(2.83)	33.15	(2.22)	83		1.40		.97
Year ended 12/31/2014	36.49	.54	3.56	4.10	(.41)	(3.34)	(3.75)	36.84	11.19	94		1.40		1.40
Year ended 12/31/2013	30.01	.33	9.01	9.34	(.35)	(2.51)	(2.86)	36.49	31.36	87		1.40		.96
Year ended 12/31/2012	26.95	.36	3.60	3.96	(.48)	(.42)	(.90)	30.01	14.74	73		1.41		1.23
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)	(.36)	—	(.36)	26.95	(2.55)	74		1.41		1.25
Class R-2:
Year ended 12/31/2015	36.88	.37	(1.23)	(.86)	(.33)	(2.51)	(2.84)	33.18	(2.21)	637		1.36		1.01
Year ended 12/31/2014	36.53	.55	3.56	4.11	(.42)	(3.34)	(3.76)	36.88	11.20	722		1.37		1.43
Year ended 12/31/2013	30.03	.34	9.04	9.38	(.37)	(2.51)	(2.88)	36.53	31.45	698		1.36		1.00
Year ended 12/31/2012	26.98	.37	3.59	3.96	(.49)	(.42)	(.91)	30.03	14.70	584		1.40		1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.36)	—	(.36)	26.98	(2.55)	577		1.41		1.25
Class R-2E:
Year ended 12/31/2015	37.06	.51	(1.23)	(.72)	(.50)	(2.51)	(3.01)	33.33	(1.83)	1		1.04		1.48
Period from 8/29/2014 to 12/31/2014[4,5]	40.36	.25	.25	.50	(.46)	(3.34)	(3.80)	37.06	1.08 [6,7]	—	[8]	.23	[6,7]	.62	[6,7]
Class R-3:
Year ended 12/31/2015	36.97	.52	(1.23)	(.71)	(.48)	(2.51)	(2.99)	33.27	(1.79)	860		.95		1.41
Year ended 12/31/2014	36.60	.71	3.58	4.29	(.58)	(3.34)	(3.92)	36.97	11.68	936		.96		1.83
Year ended 12/31/2013	30.09	.48	9.05	9.53	(.51)	(2.51)	(3.02)	36.60	31.94	912		.96		1.40
Year ended 12/31/2012	27.03	.49	3.60	4.09	(.61)	(.42)	(1.03)	30.09	15.19	743		.98		1.67
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)	(.48)	—	(.48)	27.03	(2.11)	737		.97		1.70

28	The Investment Company of America

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

Class R-4:
Year ended 12/31/2015	$37.00	$.63	$(1.23)	$(.60)	$(.60)	$(2.51)	$(3.11)	$33.29	(1.50)%	$983		.64%		1.73%
Year ended 12/31/2014	36.63	.83	3.58	4.41	(.70)	(3.34)	(4.04)	37.00	12.02	998		.65		2.15
Year ended 12/31/2013	30.11	.59	9.06	9.65	(.62)	(2.51)	(3.13)	36.63	32.37	909		.65		1.72
Year ended 12/31/2012	27.04	.59	3.61	4.20	(.71)	(.42)	(1.13)	30.11	15.60	705		.65		2.00
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.83)	660		.65		2.02
Class R-5E:
Period from 11/20/2015 to 12/31/2015[4,9]	36.83	.07	(1.08)	(1.01)	(.21)	(2.25)	(2.46)	33.36	(2.64)[7]	—	[8]	.05	[7]	.20	[7]
Class R-5:
Year ended 12/31/2015	37.07	.74	(1.23)	(.49)	(.71)	(2.51)	(3.22)	33.36	(1.20)	755		.35		2.02
Year ended 12/31/2014	36.69	.96	3.58	4.54	(.82)	(3.34)	(4.16)	37.07	12.36	820		.35		2.50
Year ended 12/31/2013	30.15	.70	9.07	9.77	(.72)	(2.51)	(3.23)	36.69	32.77	854		.35		2.02
Year ended 12/31/2012	27.08	.68	3.61	4.29	(.80)	(.42)	(1.22)	30.15	15.92	697		.35		2.28
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)	(.65)	—	(.65)	27.08	(1.50)	761		.35		2.31
Class R-6:
Year ended 12/31/2015	37.07	.76	(1.24)	(.48)	(.72)	(2.51)	(3.23)	33.36	(1.15)	4,875		.30		2.08
Year ended 12/31/2014	36.69	.95	3.61	4.56	(.84)	(3.34)	(4.18)	37.07	12.41	4,160		.30		2.45
Year ended 12/31/2013	30.15	.71	9.08	9.79	(.74)	(2.51)	(3.25)	36.69	32.84	3,005		.30		2.07
Year ended 12/31/2012	27.08	.69	3.62	4.31	(.82)	(.42)	(1.24)	30.15	15.98	2,995		.30		2.34
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)	(.67)	—	(.67)	27.08	(1.45)	2,456		.30		2.37

	Year ended December 31
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	30%	29%	24%	21%	28%

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .52 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Not annualized.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

The Investment Company of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2016

30	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2015, through December 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	31

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	7/1/2015	12/31/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$977.61	$2.89	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	973.50	6.72	1.35
Class B - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C - actual return	1,000.00	973.51	6.91	1.39
Class C - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class F-1 - actual return	1,000.00	977.06	3.39	.68
Class F-1 - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 - actual return	1,000.00	978.45	2.04	.41
Class F-2 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A - actual return	1,000.00	976.96	3.49	.70
Class 529-A - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B - actual return	1,000.00	972.94	7.41	1.49
Class 529-B - assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C - actual return	1,000.00	973.19	7.31	1.47
Class 529-C - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E - actual return	1,000.00	975.71	4.63	.93
Class 529-E - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 - actual return	1,000.00	978.10	2.34	.47
Class 529-F-1 - assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 - actual return	1,000.00	973.52	6.96	1.40
Class R-1 - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 - actual return	1,000.00	973.37	6.91	1.39
Class R-2 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E - actual return	1,000.00	975.30	5.48	1.10
Class R-2E - assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class R-3 - actual return	1,000.00	975.58	4.83	.97
Class R-3 - assumed 5% return	1,000.00	1,020.32	4.94	.97
Class R-4 - actual return	1,000.00	976.93	3.24	.65
Class R-4 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5E - actual return†	1,000.00	973.62	.51	.46
Class R-5E - assumed 5% return†	1,000.00	1,022.89	2.35	.46
Class R-5 - actual return	1,000.00	978.78	1.75	.35
Class R-5 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 - actual return	1,000.00	978.78	1.50	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 184 days.

32	The Investment Company of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2015:

Long-term capital gains	$5,212,499,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,054,472,000
U.S. government income that may be exempt from state taxation	$1,781,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

The Investment Company of America	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 1944	1999	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 1947	2008	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2002	Private investor; former President and CEO, Fuller Consulting (financial management consulting firm)	81	None
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
William H. Kling, 1942	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California, Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President, The Orvis Company; former President and CEO, Select Comfort	4	None
Bailey Morris-Eck, 1944	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London)	4	None

L. Daniel Jorndt, a trustee of the fund since 2006, retired on December 31, 2015. The trustees thank Mr. Jorndt for his dedication and service to the fund.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 1956 Vice Chairman of the Board	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal, 1960 President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	31	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	The Investment Company of America

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Paul F. Roye, 1953 Senior Vice President	2008	Director, Capital Research and Management Company; Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Herbert Y. Poon, 1973 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2008	Senior Vice President — Investment Operations, Capital Research and Management Company
Raymond F. Sullivan, Jr., 1957 Assistant Secretary	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

The Investment Company of America	35

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2015, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$100,000
2015	$103,000

b) Audit-Related Fees:
2014	$16,000
2015	$23,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$7,000
2015	$8,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$927,000
2015	$1,183,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$33,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$3,000
2015	$5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,286,000 for fiscal year 2014 and $1,489,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio
December 31, 2015
Common stocks 95.09% Energy 6.68%	Shares	Value (000)
Apache Corp.	2,200,000	$97,834
Baker Hughes Inc.	627,600	28,964
BG Group PLC[1]	1,660,200	24,075
BP PLC[1]	23,496,984	122,441
Cabot Oil & Gas Corp.	5,417,128	95,829
Canadian Natural Resources, Ltd.	15,839,284	345,930
Chesapeake Energy Corp.	32,000,000	144,000
Chevron Corp.	1,500,000	134,940
ConocoPhillips	19,732,699	921,320
Eni SpA[1]	13,128,061	194,481
EOG Resources, Inc.	5,547,200	392,686
Exxon Mobil Corp.	3,109,835	242,412
Halliburton Co.	14,168,576	482,298
Kinder Morgan, Inc.	28,621,000	427,025
Royal Dutch Shell PLC, Class A (ADR)	7,499,700	343,411
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	153,254	3,443
Royal Dutch Shell PLC, Class B1	11,492,964	262,434
Schlumberger Ltd.	1,700,000	118,575
Southwestern Energy Co.[2]	12,150,000	86,387
Spectra Energy Corp	4,300,000	102,942
Suncor Energy Inc.	8,920,746	230,288
		4,801,715
Materials 3.95%
Agrium Inc.	1,300,000	116,189
Barrick Gold Corp.	1,725,000	12,730
Dow Chemical Co.	10,975,000	564,993
Freeport-McMoRan Inc.	22,941,000	155,311
International Flavors & Fragrances Inc.	2,629,853	314,636
Monsanto Co.	8,937,000	880,473
Praxair, Inc.	4,000,300	409,631
Rio Tinto PLC[1]	4,957,000	144,460
Vale SA, Class A, preferred nominative	13,576,300	35,174
Vale SA, Class A, preferred nominative (ADR)	44,466,430	113,389
Vale SA, ordinary nominative (ADR)	27,645,000	90,952
		2,837,938
Industrials 11.60%
Boeing Co.	500,000	72,295
Caterpillar Inc.	4,285,000	291,209
CSX Corp.	24,015,771	623,209
Cummins Inc.	4,736,642	416,872
Danaher Corp.	3,500,000	325,080
Emerson Electric Co.	1,800,000	86,094
General Dynamics Corp.	9,669,200	1,328,161
General Electric Co.	29,165,000	908,490
Illinois Tool Works Inc.	6,550,000	607,054
The Investment Company of America — Page 1 of 5

Common stocks Industrials (continued)	Shares	Value (000)
Lockheed Martin Corp.	1,250,000	$271,438
Nielsen Holdings PLC	6,967,000	324,662
Norfolk Southern Corp.	10,806,318	914,106
Precision Castparts Corp.	1,549,723	359,551
R.R. Donnelley & Sons Co.	7,574,058	111,490
Union Pacific Corp.	14,909,444	1,165,919
United Technologies Corp.	3,871,852	371,969
Waste Management, Inc.	3,000,000	160,110
		8,337,709
Consumer discretionary 9.18%
Amazon.com, Inc.[2]	1,729,000	1,168,614
Comcast Corp., Class A	8,996,517	507,673
Ford Motor Co.	6,000,000	84,540
General Motors Co.	17,871,309	607,803
Hasbro, Inc.	4,906,359	330,492
Home Depot, Inc.	7,870,000	1,040,807
Johnson Controls, Inc.	9,727,694	384,147
Kering SA1	606,081	103,309
Las Vegas Sands Corp.	11,000,000	482,240
McDonald’s Corp.	2,300,000	271,722
NIKE, Inc., Class B	2,100,400	131,275
Priceline Group Inc.[2]	134,900	171,991
Time Warner Inc.	6,957,932	449,969
Toyota Motor Corp.[1]	3,000,000	184,140
Twenty-First Century Fox, Inc., Class A	6,352,715	172,540
Viacom Inc., Class B	12,390,760	510,004
		6,601,266
Consumer staples 11.01%
Altria Group, Inc.	22,945,000	1,335,628
Anheuser-Busch InBev NV1	557,497	68,865
Avon Products, Inc.[3]	23,520,341	95,257
Coca-Cola Co.	15,744,600	676,388
ConAgra Foods, Inc.	10,910,100	459,970
General Mills, Inc.	3,920,000	226,027
J. M. Smucker Co.	600,000	74,004
Kellogg Co.	1,000,000	72,270
Kraft Heinz Co.	6,124,722	445,635
Kroger Co.	8,845,000	369,986
Mead Johnson Nutrition Co.	6,498,579	513,063
Mondelez International, Inc.	9,875,000	442,795
PepsiCo, Inc.	4,420,000	441,646
Philip Morris International Inc.	19,930,019	1,752,048
Procter & Gamble Co.	3,665,000	291,038
Reynolds American Inc.	6,366,664	293,822
SABMiller PLC[1]	1,730,380	103,649
Tesco PLC[1,2]	64,137,326	141,161
Whole Foods Market, Inc.	3,500,000	117,250
		7,920,502
Health care 15.92%
Abbott Laboratories	6,635,000	297,978
AbbVie Inc.	22,274,421	1,319,537
Aetna Inc.	1,510,000	163,261
The Investment Company of America — Page 2 of 5

Common stocks Health care (continued)	Shares	Value (000)
Alexion Pharmaceuticals, Inc.[2]	3,207,000	$611,735
Amgen Inc.	22,603,272	3,669,189
Bayer AG1	1,100,000	138,008
Express Scripts Holding Co.[2]	3,886,000	339,675
Gilead Sciences, Inc.	11,830,391	1,197,117
Humana Inc.	1,563,000	279,011
Johnson & Johnson	600,000	61,632
Medtronic PLC	10,025,000	771,123
Merck & Co., Inc.	2,800,000	147,896
Novartis AG1	3,945,000	337,205
Pfizer Inc.	4,275,000	137,997
St. Jude Medical, Inc.	5,041,354	311,405
Stryker Corp.	5,727,725	532,335
Takeda Pharmaceutical Co. Ltd.[1]	4,195,000	208,841
Thermo Fisher Scientific Inc.	1,282,000	181,852
UnitedHealth Group Inc.	6,294,832	740,524
		11,446,321
Financials 6.34%
American International Group, Inc.	15,234,000	944,051
Barclays PLC[1]	74,333,027	240,592
Berkshire Hathaway Inc., Class B2	5,984,300	790,167
Citigroup Inc.	4,950,000	256,162
CME Group Inc., Class A	1,000,000	90,600
Credit Suisse Group AG1	6,451,505	139,439
Crown Castle International Corp.	4,006,200	346,336
HSBC Holdings PLC (ADR)	1,529,416	60,366
HSBC Holdings PLC (GBP denominated)[1]	4,869,240	38,425
JPMorgan Chase & Co.	2,350,000	155,171
Progressive Corp.	9,800,000	311,640
Prudential PLC[1]	2,000,000	44,776
Société Générale[1]	3,100,000	142,995
State Street Corp.	4,365,600	289,701
U.S. Bancorp	8,846,400	377,476
UBS Group AG1	9,165,000	176,370
Wells Fargo & Co.	2,800,000	152,208
		4,556,475
Information technology 17.44%
Accenture PLC, Class A	11,746,460	1,227,505
Alphabet Inc., Class A2	1,161,880	903,954
Alphabet Inc., Class C2	1,721,609	1,306,495
Amphenol Corp., Class A	1,341,500	70,067
Apple Inc.	2,875,000	302,622
ASML Holding NV1	2,718,773	242,287
Automatic Data Processing, Inc.	2,393,758	202,799
Avago Technologies Ltd.	7,061,000	1,024,904
Cisco Systems, Inc.	5,400,000	146,637
Hewlett Packard Enterprise Co.	9,340,000	141,968
Hewlett-Packard Co.	9,340,000	110,586
Intel Corp.	29,526,000	1,017,171
International Business Machines Corp.	800,000	110,096
Intuit Inc.	1,662,562	160,437
KLA-Tencor Corp.	500,000	34,675
MediaTek Inc.[1]	6,300,000	47,611
The Investment Company of America — Page 3 of 5

Common stocks Information technology (continued)	Shares	Value (000)
Microsoft Corp.	17,084,100	$947,826
Motorola Solutions, Inc.	2,042,396	139,802
Nintendo Co., Ltd.[1]	411,300	56,620
Oracle Corp.	41,932,300	1,531,787
Quanta Computer Inc.[1]	50,000,000	79,880
salesforce.com, inc.[2]	2,995,000	234,808
Samsung Electronics Co., Ltd.[1]	258,000	275,501
TE Connectivity Ltd.	1,630,000	105,314
Texas Instruments Inc.	26,962,173	1,477,797
Western Union Co.[3]	35,700,000	639,387
		12,538,536
Telecommunication services 5.51%
AT&T Inc.	25,435,334	875,230
CenturyLink, Inc.	18,267,000	459,598
SoftBank Group Corp.[1]	3,361,400	169,395
Verizon Communications Inc.	53,186,795	2,458,294
		3,962,517
Utilities 2.65%
Dominion Resources, Inc.	12,183,324	824,080
Exelon Corp.	30,030,000	833,933
NextEra Energy, Inc.	300,000	31,167
NRG Energy, Inc.	1,626,400	19,143
Sempra Energy	2,077,000	195,259
		1,903,582
Miscellaneous 4.81%
Other common stocks in initial period of acquisition		3,456,576
Total common stocks (cost: $50,263,576,000)		68,363,137
Convertible stocks 0.07% Miscellaneous 0.07%
Other convertible stocks in initial period of acquisition		47,481
Total convertible stocks (cost: $46,806,000)		47,481
Short-term securities 4.87%	Principal amount (000)
Abbott Laboratories 0.17%–0.20% due 1/26/2016–2/2/2016[4]	$78,800	78,783
Apple Inc. 0.17% due 1/19/2016–2/3/2016[4]	44,900	44,886
CAFCO, LLC 0.35% due 2/24/2016	19,400	19,392
Caterpillar Financial Services Corp. 0.18% due 1/27/2016	40,000	39,990
Chariot Funding, LLC 0.50% due 5/3/2016[4]	70,000	69,814
Chevron Corp. 0.17%–0.24% due 1/13/2016–2/24/2016[4]	229,700	229,622
Ciesco LLC 0.32% due 2/22/2016	25,000	24,991
Danaher Corp. 0.40% due 1/4/2016	40,000	39,999
Emerson Electric Co. 0.18%–0.24% due 1/14/2016–2/2/2016[4]	172,300	172,262
ExxonMobil Corp. 0.17%–0.38% due 1/7/2016–2/22/2016	200,900	200,846
Fannie Mae 0.22%–0.23% due 3/1/2016–4/6/2016	136,600	136,539
Federal Farm Credit Banks 0.20%–0.28% due 1/29/2016–4/20/2016	62,300	62,257
Federal Home Loan Bank 0.10%–0.58% due 1/8/2016–7/18/2016	1,682,106	1,681,365
Freddie Mac 0.16%–0.45% due 1/4/2016–4/11/2016	254,900	254,866
The Investment Company of America — Page 4 of 5

Short-term securities	Principal amount (000)	Value (000)
Honeywell International Inc. 0.18% due 1/15/2016[4]	$25,000	$24,997
Intel Corp. 0.40% due 2/25/2016	59,700	59,665
John Deere Capital Corp. 0.17% due 1/7/2016[4]	40,000	39,998
Jupiter Securitization Co., LLC 0.50% due 2/24/2016[4]	25,000	24,979
Paccar Financial Corp. 0.18%–0.19% due 1/6/2016–1/19/2016	64,600	64,592
Pfizer Inc 0.20%–0.21% due 2/2/2016–2/8/2016[4]	103,500	103,472
U.S. Treasury Bills 0.14% due 1/21/2016	50,000	49,997
Walt Disney Co. 0.14%–0.19% due 1/5/2016–1/12/2016[4]	75,100	75,096
Total short-term securities (cost: $3,498,408,000)		3,498,408
Total investment securities 100.03% (cost: $53,808,790,000)		71,909,026
Other assets less liabilities (0.03%)		(19,736)
Net assets 100.00%		$71,889,290
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $4,929,979,000, which represented 6.86% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $863,909,000, which represented 1.20% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GBP = British pounds
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-004-0216O-S49188	The Investment Company of America — Page 5 of 5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary schedule of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 8, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 29, 2016

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 29, 2016